UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
FORM 8-K
____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 28, 2024
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Exicure, Inc.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-39011	81-5333008
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2430 N. Halsted St.
Chicago, IL	60614
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 673-1700
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	XCUR	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07     Submission of Matters to a Vote of Security Holders.

On June 28, 2024, Exicure, Inc. (the “Company”) held its combined 2024 and 2023 Annual Meeting of Stockholders (the “Annual Meeting”), at which a quorum was present. At the Annual Meeting, the stockholders of the Company voted on the following four proposals: (1) to elect two Class III nominees for director to hold office until the Company’s 2026 Annual Meeting of Stockholders and two Class I nominees for director to hold office until the Company’s 2027 Annual Meeting of Stockholders (“Proposal 1”), (2) to ratify the selection by the Audit Committee of the Board of Directors of Marcum LLP, as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2024 (“Proposal 2”), (3) to approve a non-binding advisory vote on the Company’s named executive officer compensation (“Proposal 3”), and (4) to recommend the frequency of future advisory votes on executive compensation (“Proposal 4”). The final results of the voting on each proposal are set forth below.

Proposal 1 - Election of Directors
The Company’s stockholders elected the two persons listed below as Class III directors, each to serve until the Company’s 2026 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified. The votes cast were as follows:

Nominee	For	Withheld
Paul Kang	4,389,180	138,279
Hyuk Joon (Raymond) Ko	4,381,669	145,790
The Company’s stockholders elected the two persons listed below as Class I directors, each to serve until the Company’s 2027 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified. The votes cast were as follows:

Nominee	For	Withheld
Jiyoung Hwang	4,290,978	236,481
Dongho Lee	4,381,699	145,760
There were no broker non-votes with respect to Proposal 1.ere were no abstentions with respect to Proposal 1.
Proposal 2 - Ratification of the Selection by the Audit Committee of the Board of Directors of Marcum LLP as the Independent Registered Public Accounting Firm of the Company for its Fiscal Year Ending December 31, 2024
The Company’s stockholders approved Proposal 2. The votes cast were as follows:

For	Against	Abstain
4,504,318	18,965	4,176

There were no broker non-votes with respect to Proposal 2.
Proposal 3 - Approval of non-binding advisory vote on the Company’s named executive officer compensation.
The Company’s stockholders approved Proposal 3. The votes cast were as follows:

For	Against	Abstain
4,356,290	153,415	17,754

There were no broker non-votes with respect to Proposal 3.

Proposal 4 - Frequency of hold future advisory votes on executive compensation.
The Company’s stockholders recommended that future advisory votes on executive compensation be held every “one” year. The votes cast were as follows:

One Year	Two Years	Three Years	Abstain
4,499,406	4,836	7,222	15,995

There were no broker non-votes with respect to Proposal 4.

In light of the stockholders’ recommendation, the Company intends to hold an advisory vote on executive compensation every one year until the next required vote on frequency.

Item 9.01    Financial Statements and Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 1, 2024	EXICURE, INC.

	By:	/s/ Paul Kang
Paul Kang
Chief Executive Officer